EXHIBIT 99.1

# Grant Park Fund

## Class A, B, Legacy 1, Global 1 and Global 3 Units

Monthly Performance Report • January 2012



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: January 2012

**Currencies:** European currencies generally rose against the U.S. dollar, following bullish news the region's financial outlook may be improving. The euro strengthened following news the International Monetary Fund was considering increasing aid to smaller European nations. The Swiss franc also posted gains following a jump in investor confidence, which was the largest since the second quarter of 2011.

**Energy:** The combination of unusually warm weather and increased supplies drove natural gas prices nearly 15% lower for the month. Crude oil markets posted modest gains due to ongoing supply concerns stemming from tension surrounding Iran.

**Equities:** In Asia, speculators drove Japanese equity markets higher on beliefs the Chinese government might stimulate the nation's economy in response to data which showed decreasing inflation. North American equity markets also moved higher, supported by bullish domestic housing and manufacturing data and strong earnings reports by several key U.S. firms. European equity markets rose as investors believed Greece and its creditors were nearing an agreement on a new debt restructuring deal.

**Fixed Income:** In the U.S. fixed-income markets, there was a sharp increase in demand for safe-haven assets after Standard & Poor downgraded French debt. Reports which showed weaker-than-expected GDP growth data for the U.S. also prompted buying in the debt markets, which drove prices higher.

**Grains/Foods:** Corn prices fell nearly 2% after recent supply concerns eased due to improved weather conditions in South America. Wheat prices also declined, driven lower by U.S. Department of Agriculture reports which showed an upward revision to 2012 harvest estimates. In the livestock markets, increased buying by large commodity funds led to gains in the lean hogs and live cattle markets.

**Metals:** Concerns surrounding the Eurozone economy and tensions between Iran and the West caused an increase in demand for safe-haven assets, which drove gold and silver prices higher. Investors increased buying in an attempt to hedge against U.S inflation, which also played a role in driving precious metals prices higher. Base metals prices also moved higher due to an improved growth outlook for China and beliefs the strength in the global equity markets will foster industrial demand.

### A Units (Closed to New Investment)

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 |
|---|---|---|---|---|---|---|---|
| 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% | 9.1% | 12.6% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2008 | 2.5% | 9.7% | -0.6% | -0.1% | 2.1% | 3.1% | -5.1% | -2.4% | 1.3% | 4.8% | 2.8% | 1.1% | 19.9% |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | -9.2% |
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | -1.7% | 2.8% | 3.2% | 4.3% | -2.6% | 4.6% | 4.5% |
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | 0.0% | -13.0% |
| 2012 | 0.0% | | | | | | | | | | | | 0.0% |

### B Units (Closed to New Investment)

| 2003 | 2004 | 2005 | 2006 | 2007 |
|---|---|---|---|---|
| 7.7% | -8.4% | -4.3% | 8.3% | 11.8% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2008 | 2.4% | 9.6% | -0.7% | -0.2% | 2.0% | 3.0% | -5.1% | -2.5% | 1.2% | 4.7% | 2.7% | 1.0% | 18.9% |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | -9.9% |
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | -1.7% | 2.7% | 3.2% | 4.3% | -2.6% | 4.5% | 3.8% |
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | -0.1% | -13.5% |
| 2012 | -0.1% | | | | | | | | | | | | -0.1% |

### Legacy 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -1.6% | 1.7% | -3.1% | -1.1% | 1.3% | 1.2% | -2.4% | 4.0% | -3.2% | -3.4% |
| 2010 | -7.8% | 0.8% | 4.2% | 1.8% | -3.5% | 0.0% | -1.5% | 2.9% | 3.2% | 4.4% | -2.3% | 4.7% | 6.1% |
| 2011 | -0.4% | 2.4% | -2.2% | 3.8% | -6.6% | -3.6% | 3.2% | -1.6% | -1.5% | -4.3% | -0.4% | 0.1% | -11.0% |
| 2012 | 0.2% | | | | | | | | | | | | 0.2% |

### Global 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.3% | 2.0% | -3.2% | -1.3% | 1.1% | 1.2% | -3.2% | 3.8% | -4.2% | -4.3% |
| 2010 | -7.8% | 0.7% | 3.7% | 1.5% | -2.2% | 0.3% | -2.5% | 2.7% | 2.0% | 3.7% | -2.1% | 3.6% | 2.9% |
| 2011 | -0.7% | 2.0% | -1.9% | 2.9% | -6.5% | -3.3% | 3.1% | -1.3% | -1.3% | -4.0% | -0.4% | 0.1% | -11.2% |
| 2012 | 0.4% | | | | | | | | | | | | 0.4% |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | -6.0% |
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | -2.7% | 2.5% | 1.8% | 3.5% | -2.3% | 3.4% | 0.7% |
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | -0.1% | -13.0% |
| 2012 | 0.2% | | | | | | | | | | | | 0.2% |

## A, B and Legacy Units

### Trading Performance by Sector


2.0%
1.0%
0.0%
-1.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
January
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 24% | 14% | 19% | 28% | 7% | 8% |

### Sector Positions at Month-End


02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
10/11
11/11
12/11
01/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

## Global Units

### Trading Performance by Sector


2.0%
1.0%
0.0%
-1.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
January
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Fixed Income | Metals |
|---|---|---|---|---|---|
| 24% | 14% | 19% | 29% | 7% | 7% |

### Sector Positions at Month-End


02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
10/11
11/11
12/11
01/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 1 | 1 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 5.84% | 5.22% | 7.70% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - January 2012 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $784M |
| 12-Month Return | -12.5% |
| Average 12-Month Return | 17.8% |
| 36-Month Cumulative Return | -16.7% |
| 60-Month Cumulative Return | 10.1% |
| Compounded Annualized ROR | 13.0% |
| 3-Year Compounded Annualized ROR | -5.9% |
| 5-Year Compounded Annualized ROR | 1.9% |
| 10-Year Compounded Annualized ROR | 4.2% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (01/09 - 01/12) | -17.5% |
| Average 1-month Gain | 6.5% |
| Average 1-month Loss | -4.3% |
| # of Winning Months | 144 |
| # of Losing Months | 133 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2002 - December 2011 | | |
|---|---|---|
| ↑ ↓ | Moved in Opposite Directions | 44% 53 of 120 months |
| ↑ ↑ | Positive Results for Both | 33% 40 of 120 months |
| ↓ ↓ | Negative Results for Both | 23% 27 of 120 months |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return**: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR)**: This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation**: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown**: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit**: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.